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  Household Home Equity Loan Trust 1999-1

                             Distribution Number        8
                Beginning Date of Accrual Period     06/02/00
                      End Date of Accrual Period     06/30/00
                               Distribution Date     07/20/00
                      Previous Distribution Date     06/20/00


  Funds Disbursement
            Available Funds for Distribution
                                                    11,697,443.74
                      Principal Collections
                                                     7,407,140.11
                      Interest Collections
                                                     4,290,303.63

                     Distribution  of Interest Collections
                         Servicing Fee
                                                       189,740.28
                         Extra Principal
  Distribution Amount                                1,588,663.71
                         Interest Paid
                                                     2,511,899.64
                        To  Class R
                                                                -

                     Distribution of Principal Collections
                        Principal Paid to Certificates
                                                     7,407,140.11
                        Overcollateralization
  Release Amount                                                -

  Balance Reconciliation

            Begin Principal Balance
                                                   455,376,666.47
            Adjustments                                      0.00
            Principal Collections (including       (7,407,140.11)
  repurchases)
            Charge off Amount
                                                     (136,094.25)
            End Principal Balance
                                                   447,833,432.11

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  Collateral Performance
            Cash Yield  (% of beginning balance)           11.31%
            Charge off Amount  (% of beginning              0.36%
              balance)
            Net Yield                                      10.95%

            Delinquent Loans (contractual)
            30-59 days  principal balance of         9,791,465.27
              loan
            30-59 days  number of loans                       152
            60-89 days principal balance of loan     1,267,899.49
            60-89 days number of loans                         18
            90+ days number of loans
                                                               50
            90+ days principal balance of loan
                                                     3,883,518.74

            Number of Loans that went into REO                  0
            Principal Balance of Loans that went into  REO
                                                                -
            Principal Balance of all REO
                                                                -

  Overcollateralization Reconcilliation
            Begin OC Amount
                                                    37,569,467.15
            Target OC Amount
                                                    50,039,651.27
            OC Deficiency
                                                    12,606,278.37
            OC Release Amount
                                                                -
            End OC Amount
                                                    39,022,036.61

  Loan Repurchase Detail
            Number Purchased for pursuant to
  2.02
            Principal Balance Purchasesed
  pursant to 2.02

  Other
            Stepdown                                    No
            Trigger Event                               No
            Event of Default                            No


  Class A-1 Noteholder's Statement
       A.   Information on Distributions
              1.   Total Distribution per $1,000
                                                        41.665380
              2.   Principal Distribution per
  $1,000                                                37.956978
              3.   Interest Distribution per
  $1,000                                                 3.708402

       B.   Calculation of Class A-1 Interest Due & Paid
              1.   Class A-1 related Note Rate              6.83%
              2.   Accrual Convention                      30/360

              3.   Class A-1 Principal Balance, BOP
                                                   154,417,199.32
              4.   Class A-1 Interest Carryover
                   Shortfall, BOP                               -

              5.   Class A-1 Interest Due
                                                       878,891.23
              6.   Class A-1 Interest Paid
                                                       878,891.23
              7.   Class A-1 unpaid Carryover
  Shortfall, EOP                                                -

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       C.   Calculation of Class A-1 Principal Due & Paid
              1.   Class A-1 Principal Balance,
  BOP                                              154,417,199.32
              2.   Class A-1 Principal Due
              3.   Class A-1 Principal Paid
                                                     8,995,803.82
              4.   Class A-1 Principal Balance,
  EOP                                              145,421,395.50

              5.   Class A-1 Notes Balance as a       0.355717568
  % of the Total Certificate Balance, EOP
              6.   Class A-1 Notes Balance as a       0.324722062
  percentage of the Pool Balance, EOP

  Class A-2 Noteholder's Statement
       A.   Information on Distributions
              1.   Total Distribution per $1,000
                                                         5.791667
              2.   Principal Distribution per
  $1,000                                                        -
              3.   Interest Distribution per
  $1,000                                                 5.791667

       B.   Calculation of Class A-2 Interest
  Due & Paid
              1.   Class A-2 related Note Rate              6.95%
              2.   Accrual Convention                      30/360

              3.   Class A-2 Principal Balance,
  BOP                                               62,000,000.00
              4.   Class A-2 Interest Carryover
  Shortfall, BOP                                                -

              5.   Class A-2 Interest Due
                                                       359,083.33
              6.   Class A-2 Interest Paid
                                                       359,083.33
              7.   Class A-2 unpaid Carryover
  Shortfall, EOP                                                -

       C.   Calculation of Class A-2 Principal Due & Paid
              1.   Class A-2 Principal Balance,
  BOP                                               62,000,000.00
              2.   Class A-2 Principal Due
              3.   Class A-2 Principal Paid
                                                                -
              4.   Class A-2 Principal Balance,
  EOP                                               62,000,000.00

              5.   Class A-2 Notes Balance as a       0.151659178
  percentage of the Total Certificate Balance
              6.   Class A-2 Notes Balance as a       0.138444331
  percentage of the Pool Balance, EOP

  Class A-3 Noteholder's Statement
       A.   Information on Distributions
              1.   Total Distribution per $1,000
                                                         6.008333
              2.   Principal Distribution per
  $1,000                                                        -
              3.   Interest Distribution per
  $1,000                                                 6.008333

       B.   Calculation of Class A-3 Interest Due & Paid
              1.   Class A-3 related Note Rate              7.21%
              2.   Accrual Convention                      30/360

              3.   Class A-3 Principal Balance,
  BOP                                               90,000,000.00
              4.   Class A-3 Interest Carryover
  Shortfall, BOP                                                -

              5.   Class A-3 Interest Due
                                                       540,750.00
              6.   Class A-3 Interest Paid
                                                       540,750.00
              7.   Class A-3 unpaid Carryover
  Shortfall, EOP                                                -

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       C.   Calculation of Class A-3 Principal Due & Paid
              1.   Class A-3 Principal Balance,
  BOP                                               90,000,000.00
              2.   Class A-3 Principal Due
              3.   Class A-3 Principal Paid
                                                                -
              4.   Class A-3 Principal Balance,
  EOP                                               90,000,000.00

              5.   Class A-3 Notes Balance as a       0.220150419
  percentage of the Total Certificate Balance
              6.   Class A-3 Notes Balance as a       0.200967578
  percentage of the Pool Balance, EOP

  Class A-4 Noteholder's Statement
       A.   Information on Distributions
              1.   Total Distribution per $1,000
                                                         6.008333
              2.   Principal Distribution per
  $1,000                                                        -
              3.   Interest Distribution per
  $1,000                                                 6.008333

       B.   Calculation of Class A-4 Interest Due & Paid
              1.   Class A-4 related Note Rate              7.21%
              2.   Accrual Convention                      30/360

              3.   Class A-4 Principal Balance,
  BOP                                               42,920,000.00
              4.   Class A-4 Interest Carryover
  Shortfall, BOP                                                -

              5.   Class A-4 Interest Due
                                                       257,877.67
              6.   Class A-4 Interest Paid
                                                       257,877.67
              7.   Class A-4 unpaid Carryover
  Shortfall, EOP                                                -

       C.   Calculation of Class A-4 Principal
  Due & Paid
              1.   Class A-4 Principal Balance,
  BOP                                               42,920,000.00
              2.   Class A-4 Principal Due
              3.   Class A-4 Principal Paid
                                                                -
              4.   Class A-4 Principal Balance,
  EOP                                               42,920,000.00

              5.   Class A-4 Notes Balance as a       0.104987289
  percentage of the Total Certificate Balance
              6.   Class A-4 Notes Balance as a       0.095839205
  percentage of the Pool Balance, EOP

  Class M-1 Noteholder's Statement
       A.   Information on Distributions
              1.   Total Distribution per $1,000
                                                         6.525000
              2.   Principal Distribution per
  $1,000                                                        -
              3.   Interest Distribution per
  $1,000                                                 6.525000

       B.   Calculation of Class M-1 Interest Due & Paid
              1.   Class M-1 related Note Rate              7.83%
              2.   Accrual Convention                      30/360

              3.   Class M-1 Principal Balance,
  BOP                                               35,550,000.00
              4.   Class M-1 Interest Carryover
  Shortfall, BOP                                                -

              5.   Class M-1 Interest Due
                                                       231,963.75
              6.   Class M-1 Interest Paid
                                                       231,963.75
              7.   Class M-1 unpaid Carryover
  Shortfall, EOP                                                -

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       C.   Calculation of Class M-1 Principal
  Due & Paid
              1.   Class M-1 Principal Balance,
  BOP                                               35,550,000.00
              2.   Class M-1 Principal Due
              3.   Class M-1 Principal Paid
                                                                -
              4.   Class M-1 Principal Balance,
  EOP                                               35,550,000.00

              5.   Class M-1 Notes Balance as a       0.086959415
  percentage of the Total Certificate Balance
              6.   Class M-1 Notes Balance as a       0.079382193
  percentage of the Pool Balance, EOP

  Class M-2 Noteholder's Statement
       A.   Information on Distributions
              1.   Total Distribution per $1,000
                                                         7.391667
              2.   Principal Distribution per
  $1,000                                                        -
              3.   Interest Distribution per
  $1,000                                                 7.391667

       B.   Calculation of Class M-2 Interest Due & Paid
              1.   Class M-2 related Note Rate              8.87%
              2.   Accrual Convention                      30/360

              3.   Class M-2 Principal Balance,
  BOP                                               32,920,000.00
              4.   Class M-2 Interest Carryover
  Shortfall, BOP                                                -

              5.   Class M-2 Interest Due
                                                       243,333.67
              6.   Class M-2 Interest Paid
                                                       243,333.67
              7.   Class M-2 unpaid Carryover
  Shortfall, EOP                                                -

       C.   Calculation of Class M-2 Principal Due & Paid
              1.   Class M-2 Principal Balance,
  BOP                                               32,920,000.00
              2.   Class M-2 Principal Due
              3.   Class M-2 Principal Paid
                                                                -
              4.   Class M-2 Principal Balance,
  EOP                                               32,920,000.00

              5.   Class M-2 Notes Balance as a       0.080526131
  percentage of the Total Certificate Balance
              6.   Class M-2 Notes Balance as a       0.073509474
  percentage of the Pool Balance, EOP


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